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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 23, 1997

                          IKON OFFICE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)



    OHIO                       File No. 1-5964                      23-0334400
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(State or other                (Commission File                   (IRS Employer
 jurisdiction of               Number)                            Identification
 incorporation)                                                   Number)



                P.O. Box 834, Valley Forge, Pennsylvania  19482
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      Registrant's telephone number, including area code:  (610) 296-8000
                                                           --------------


                                Not Applicable
                   -----------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On April 23, 1997, the Registrant issued a Press Release stating that it was unaware of any reason its stock, which recently has traded down sharply, should be under pressure. The Press Release also stated that the Registrant knows of no material developments concerning its business or financial statements which have not been publicly disclosed.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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               (c)  Exhibits.
                    --------

               (99) Press Release dated April 23, 1997
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IKON OFFICE SOLUTIONS, INC.



                                       By: /s/ Michael J. Dillon
                                          ---------------------------
                                               Michael J. Dillon
                                               Vice President and Controller



Dated: April 24, 1997
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                                Index to Exhibit
                                ----------------



               (99) Press Release dated April 23, 1997